Exhibit 99.1

company presentation LEAP THERAPEUTICS January 23, 2024

Forward looking statements 2 This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, clinical trials, collaborations and partnerships, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements within the meaning of U.S. securities laws. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. These and other risk factors are listed from time to time in reports filed with the Securities and Exchange Commission, including, but not limited to, our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q. We assume no obligation to update any forward-looking statements, except as required by applicable law. This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities.

Developing biomarker-targeted antibody therapies for cancer patients 3 Two clinical stage antibody programs – DKN-01 targeting DKK1 FL-301 targeting CLDN18.2 Upcoming multiple milestones from two randomized clinical trials Biomarker strategy, focus on GI cancers Cash runaway to Q2 2025 with $70M at December 31, 2023

Pipeline 4 Indication: Treatment: Preclinical Phase 1 Phase 2 Phase 3 Partners: DKN-01 Anti-DKK1 antibody tislelizumab + chemotherapy bevacizumab + chemotherapy pembrolizumab FL-302 (NBL-016) Anti-CLDN18.2/CD137 bispecific antibody FL-301 (NBL-015) Anti-CLDN18.2 antibody Gastric cancer Gastric cancer Colorectal cancer Endometrial cancer FL-501 Anti-GDF15 antibody Pancreatic cancer

DKN-01 Anti-DKK1 monoclonal antibody

The role of DKK1 in cancer 6 Tumor CKAP4 Angiogenesis Akt PI3K Cancer cell Cancer cells DKK1 is produced and secreted by cancer cells, and functions on several tumor pathways and nearby immune cells. Enhances the suppressive activity of MDSCs and M2 macrophages. Reduces NK cell activity and T-cell infiltration. Promotes angiogenesis by increasing the number and size of blood vessels. Promotes activation of Akt by direct signaling through CKAP4 and PI3 kinase. Cancer cell DKK1

Activity of DKN-01 to treat cancer 7 CKAP4 Angiogenesis Akt PI3K Cancer cell Cancer cells Tumor Cancer cell DKK1 DKN-01 treatment neutralizes DKK1 and stimulates an immune mediated anti-tumor response. DKN-01 DKN-01 activates NK cells, reprograms macrophagesinto the tumor-attacking M1 subtype and promotes T cell infiltration. DKN-01 reduces MDSCs and tumor suppressive M2 macrophages in the TME. DKN-01 reduces angiogenesis and inhibits pro-oncogenic PI3K/AKT signaling.

DKN-01 and anti-PD-1 cooperativity 8 Anti-PD1 Anti-PD1 PD1 DKN-01 targets innate immunity by activating NK cells, reprogramming Macrophages and inhibiting MDSCs, thus setting the stage for an enhanced adaptive immune response by anti-PD-1. Promotes a pro-inflammatory M1 macrophage phenotype. DKN-01 sensitizes tumors to anti-PD-1 therapies through upregulation of PD-L1. PD1 Anti-PD1 PD-L1 Cancer cell T cell Cancer cell DKK1 DKN-01 Inflammatory cytokines PD1 Anti-PD1 PD1 PD-L1 Tumor cell DKK1 DKN-01

DKN-01 Gastric сancer development

DKK1-high levels are associated with poor survival in gastric cancer 10 Strata 21 34 7 1 1 20 4 0 0 100 200 300 time to treatment discontinuation (days) High levels of DKK1 correlate with shorter overall survival In gastric cancer TCGA STAD dataset DKK1-high is associated with poor response to first-line platinum + fluoropyrimidine based therapies in GEJ/gastric cancer patients Collaboration with Tempus DKK1-high patients ~2.5 years shorter OS in DKK1-high patients overall survival overall survival DKK1-low patients Days 0 1000 2000 3000 4000 100 Probability of survival 50 0 25 75 DKK1-high (n=175) DKK1-low (n=175) p-val = 0.0164 (Mantel-Cox) 0.00 Survival probability 1.00 0.75 0.50 0.25 p = 0.31 overall survival overall survival DKK1- high DKK1- low Number at risk

DKN-01 single agent activity in heavily pretreated esophagogastric cancer patients 11 Baseline 4-month scan On Study 1 Year, Reduction -33.9% Failed Prior anti-PD-L1 + IDOi Best Overall Response of 20 Evaluable Patients* Partial Response 2 Stable Disease 6 Progressive Disease 12 *By Blinded Independent Central Review 2L+ EGC DKN-01 2 Monotherapy PRs Clinical Benefit Rate 40%

*DKK1-high ≥ upper tertile (35) Clinical activity of DKN-01 plus paclitaxel or anti-PD-1 antibody 12 PD PD PD PD PD PDPD PD PD PD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD PD PD PD PD PD PD PD PD PD PD PR PR PR PR PR PR PR PR PR PR PR PR PR PD PD PD PD PD PD PD PD PD PD PD PD SD SD SD SD SD SD PD SD PR PR PR PR PR 50% -50% -100% 100% DKN-01 + paclitaxel N=52 DKN-01 + paclitaxel Patients treated Prior therapies N=52 60% Disease control rate (DCR) 25% Overall response rate (ORR) 2L-8L esophagogastric pts GEJ/GC ESCC EC AC PD - progressive disease PR - partial response SD - stable disease Tumor types: 0 260% ORR in 2L patients is ~47% Strong broad activity in esophagogastric cancer in heavily pretreated patients DKN-01 + paclitaxel Patients treated PFS (months) N=15 12.7 73.3% OS (months) Disease control rate (DCR) 46.7% Overall response rate (ORR) 4.5 1-7 Maximumpercent decrease -100% 50% -50% -30% 100% 20% GEJ/GC Historical data DKN-01 + pembro N=31 2L+ GEJ/GC pts Total location (n) RE (n) PR (n) SD (n) PD (n) NE (n) Disease control rate (DCR) Overall response rate (ORR) 0% Achieved improved ORR, PFS, and OS in DKK1-high patients Identified H-score threshold for DKK1 high/low expression n=11 n=20 10 5 3 2 1 0 3 12 5 8 (80%) 3 (20%) 5 (50%) 0 (0%) DKK1- high DKK1- low 15 PD - progressive disease PR - partial response SD - stable disease OS (mo) 7.3 4 PFS (mo) 5.1 1.4

mITT* population N=22 DKK1-high N=10 DKK1-low N=9 DKK1-unknown N=3 CR - complete response 1 (5%) 0 1 (11%) 0 PR - partial response 15 (68%) 9 (90%) 5 (56%) 1 (33%) SD - stable disease 5 (23%) 0 3 (33%) 2 (67%) PD - progressive disease 0 0 0 0 NE - non-evaluable 1 (5%) 1 (10%) 0 0 Response by DKK1 expression in first-line patients 13 73% ORR in the mITT Population (1 CR; 15 PR) *mITT population includes all patients who received > 1 dose of DKN-01 As presented at ASCO 2023 Best % change in sum of diameters All 9 of the evaluable DKK1-high patients had a partial response 1 PR went to curative surgery with pathological CR 1L GEJ/GC DKN-01 + tislelizumab + chemotherapy GEJ Gastric SD SD SD SD SD PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR CR -50% -30% 0 -100%

Response by PD-L1 expression 14 86% ORR in PD-L1 low patients Best % change in sum of diameters vCPS: visually-estimated combined positive score; PD-L1: programmed death-ligand 1 *Includes one pathologic CR As presented at ASCO 2023 1L GEJ/GC DKN-01 + tislelizumab + chemotherapy CR - complete response 1 (50%) PR - partial response 3 (75%) 0 6 (100%) 5 (71%)* 1 (100%) SD - stable disease 0 1 (50%) 0 2 (29%) 0 PD - progressive disease 0 0 0 0 0 NE - non-evaluable 1 (25%) 0 0 0 0 DKK1-high DKK1-low DKK1-high DKK1-low DKK1-unknown N=4 N=2 N=6 N=7 N=1 N=6 N=14 PD-L1 CPS ≥5 67% ORR 86% ORR PD-L1 CPS <5 0 -50% -30% PR SD SD SD SD SD PR PR PR PR PR PR PR PR CR PR PR PR PR PR PR -100%

Progression-free survival 15 Overall Population DKK1-high: H-score ≥35; | DKK1-low: H-score <35 | PD-L1: Programmed Death-Ligand 1 | vCPS: Visually-Estimated Combined Positive Score As presented at ASCO 2023 ≥5 <5 Unknown 6 5 4 3 2 2 16 15 13 12 10 10 8 7 7 6 4 3 0 3 3 2 2 2 2 2 2 2 1 1 1 0 12 12 3 3 6 5 5 4 4 4 4 4 4 2 2 2 2 2 2 2 1 1 1 0 3 3 3 3 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 Kaplan-Meier estimate 1 0.6 0 0.8 0.4 0.2 22 23 24 25 Progression free survival (months) Obverall 25 24 20 19 19 18 16 16 14 12 12 11 7 5 5 5 5 5 5 5 5 5 4 2 2 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 Kaplan-Meier estimate 1 0.6 0 0.8 0.4 0.2 22 23 24 25 Progression free survival (months) vCPS Median 95% Cl ≥5 11.6 1.12 NA <5 10.7 5.39 NA Unknown 8.51 1.31 NA Median 95% Cl ≥35 11.3 1.12 NA <35 12.0 4.07 NA Unknown 8.4 1.31 NA By PD-L1 Expression By DKK1 Expression 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 Kaplan-Meier estimate 1 0.6 0 0.8 0.4 0.2 22 23 24 25 Progression free survival (months) 33% 28% Median 95% Cl Overall 11.3 5.75 12.0 DKK1 RNAscope H-score status ≥35 <35 Unknown Censored vCPS status ≥5 <5 Unknown Censored Overall Censored ≥35 <35 Unknown 12 11 9 8 7 6 4 2 2 2 2 2 2 2 2 1 0 4 4 3 3 3 3 3 3 3 1 1 1 0 9 9 8 8 8 7 6 6 5 5 5 4 3 3 3 3 3 3 3 3 3 3 3 2 2 0 8 8 7 6 6 6 2 3 3 3 1 1 1L GEJ/GC DKN-01 + tislelizumab + chemotherapy

Overall survival 16 DKK1-high: H-score ≥35; | DKK1-low: H-score <35 | PD-L1: Programmed Death-Ligand 1 | vCPS: Visually-Estimated Combined Positive Score As presented at ASCO 2023 Overall Population ≥5 <5 Unknown Obverall 25 24 21 20 19 9 7 6 3 0 6 6 5 5 5 4 4 4 3 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 Kaplan-Meier estimate 1 0.6 0 0.8 0.4 0.2 22 23 24 25 Overall survival (months) 17 15 13 12 10 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 Kaplan-Meier estimate 1 0.6 0 0.8 0.4 0.2 22 23 24 25 Overall survival (months) By PD-L1 Expression By DKK1 Expression ≥35 <35 Unknown 12 11 9 8 7 6 5 2 1 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 Kaplan-Meier estimate 1 0.6 0 0.8 0.4 0.2 22 23 24 25 Overall survival (months) 76% 55% Median 95% Cl Overall 19.5 15.2 24.4 DKK1 RNAscope H-score status ≥35 <35 Unknown Censored vCPS status ≥5 <5 Unknown Censored Overall Censored 7 2 vCPS Median 95% Cl ≥5 22.0 1.12 NA <5 18.7 11.9 NA Unknown 16.8 1.31 NA Median 95% Cl ≥35 16.9 1.12 NA <35 24.4 4.83 NA Unknown 14.6 1.31 NA 21 21 20 20 20 20 20 20 17 17 13 3 3 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 1 1 1 1 0 16 15 14 14 14 13 13 13 13 13 13 13 12 10 10 10 8 8 8 7 6 5 5 5 5 5 5 5 5 5 5 5 5 2 2 2 0 6 5 4 1 0 3 4 4 3 3 3 3 3 3 3 3 3 3 3 2 2 2 2 1 1 1 1 0 9 9 9 9 9 8 8 8 8 8 8 8 8 8 8 8 7 7 7 7 6 6 5 4 2 0 9 9 9 9 9 9 9 9 9 7 5 4 3 3 1L GEJ/GC DKN-01 + tislelizumab + chemotherapy

DKK1 and PD-L1 expression are not correlated 17 This population had low overall PD-L1 expression 1L GEJ/GC DKN-01 + tislelizumab + chemotherapy 200 300 100 10 20 30 40 50 60 70 80 90 100 0 DKK1 expression (H-score) 0-300 PD-L1 expression (CPS) 0 - 100 DKK1 0 Spearman correlation r = 0.061 p-value (two-sides) = 0.804 CR - complete response (n=1) PR - partial response (n=14) SD - stable disease (n=4) NE (n=1) As presented at ASCO GI 2022

Competitive benchmarks for anti-PD-1 + chemotherapy in 1L GEJ/GC patients 18 Nivolumab Checkmate-649 ORR (%) (95% CI) 50.4% (44.3%, 56.4%) 50% (46%, 55%) 47% (43%, 50%) 9.0 (8.2, 19.4) 9.6 (8.2, 12.4) 8.5 (7.7, 9.9) 8.3 (7.0, 9.3) 7.7 (7.1, 8.6)) 8.6 (7.9, 11.1) DOR months (95% CI) PFS months (95% CI) Checkmate-649 Rationale-305 Tislelizumab PD-1 antibodies plus chemotherapy N=789 N=473 N=501 N=274 (All) PD-L1 CPS ≥ 5 16.4 (13.6, 19.1) 14.4 (13.1, 16.2) 13.7 (12.4, 14.5) 15.0 (13.6, 16.5) OS months (95% CI) 7.2 (5.8, 8.4) 6.9 (5.7, 7.2) 47.3% (42.9%, 51.8%) 1L GEJ/GC DKN-01 + tislelizumab + chemotherapy Rationale-305 (All) PD-L1 CPS ≥ 5 51.3% (47.7%, 54.8%) 8.0 (7.0, 9.7) Keynote-859 Pembrolizumab N=790 12.9 (11.9, 14.0) 6.9 (6.3, 7.2) (All)

DisTinGuish Part C randomized study 1L GEJ/GC DKN-01 + tislelizumab + chemotherapy 19 DKN-01 + tislelizumab + SOC chemotherapy (XELOX or mFOLFOX6) Tislelizumab + SOC chemotherapy (XELOX or mFOLFOX6) N=85 N=85 Stratification factors: • DKK1 expression (TPS ≥ 20% vs < 20%) • PD-L1 (CPS ≥5 vs < 5) Key eligibility criteria: • No prior therapy for unresectable locally advanced or metastatic gastric/GEJ adenocarcinoma • RECIST v1.1 measurable disease • Her2 negative N=160 1:1 Primary objective: PFS, DKK-high and all Secondary objectives: – OS, DKK1-high and all – ORR, DKK1-high and all

DKN-01 Colorectal cancer development

Rationale for targeting colorectal cancer with DKN-01 DKK1 expression is the highest in metastatic rectum 21 • CRC is characterized by hyperactivation of the Wnt pathway, often believed to be the initiating and driving event • Consensus Molecular Subtype 2 primarily in left-sided tumors • DKK1 highest in metastatic rectum • DKK1 drives resistance to 5FU chemotherapy • Preclinically DKN-01 treatment: • Shows additive activity with 5FU and is able to overcome 5FU-resistance • Has activity alone and with an anti-VEGF antibody

DKN-01 has activity in CRC models in combination with bevacizumab or 5FU HCT116 • DKN-01 has efficacy in CRC syngeneic models including HCT116 • Additive activity was seen with bevacizumab • In a 5FU chemotherapy-resistant model, DKN-01 demonstrates significant inhibition of tumor growth alone and with 5FU 22 HCT116 5FU-resistant 150 100 50 0 Tumor size (mm 3) Days (post-inoculation) 1 3 5 7 9 11 13 15 Isotype control DKN-01+5FU DKN-01 5FU Data courtesy of Goel Lab at City of Hope Cancer Center

DeFianCe study design: advanced colorectal cancer 23 Randomized phase 2 study of FOLFIRI/FOLFOX and bevacizumab +/- DKN-01 as second-line treatment of advanced colorectal cancer 2L CRC DKN-01 + bevacizumab + chemotherapy Primary objective: PFS Secondary objectives: – ORR – DoR – OS DKN-01 + SOC chemotherapy (FOLFIRI or mFOLFOX6) + bevacizumab SOC chemotherapy (FOLFIRI or mFOLFOX6) + bevacizumab N=65 N=65 Key eligibility criteria: • One prior 5-FU based therapy for advanced colorectal adenocarcinoma • RECIST v1.1 measurable disease • MSS and absence of BRAFV600 mutation N=130 1:1 Safety run in IA safety review DKN-01 + SOC + bevacizumab N=33

Overall response rate exceeded 20% target with high disease control rate 24 ORR in RE patients: 8/27 = 30% DCR in RE patients: 25/27 = 93% Objective Response Rate (%) Disease Control Rate (%) Partial Response n (%) Stable Disease n (%) Progressive Disease n (%) Overall, n=27 30 93 8 (30) 17 (63) 2 (8) As presented at ASCO GI 2024

Greater activity in left-sided tumors subgroup 25 • 9 patients who remain on study therapy are left-sided, 6 of whom are rectal/rectosigmoid patients Treatment ongoing Overall, n=27 Objective Response Rate (%) Disease Control Rate (%) Partial Response n (%) Stable Disease n (%) Progressive Disease n (%) Left (n=21) 33 100 7 (33) 14 (67) 0 (0) Right (n=6) 17 67 1 (17) 3 (50) 2 (33) O rectal/ rectosigmoid As presented at ASCO GI 2024

Enriched responses in rectal/rectosigmoid cancer patients 26 Overall, n=13 Objective Response Rate (%) Disease Control Rate (%) Partial Response n (%) Stable Disease n (%) Progressive Disease n (%) Rectal 46 100 6 (46) 7 (54) 0 (0) 6 of the 8 responding patients were in the rectal/rectosigmoid subgroup ORR RE: 46% 6 patients continue on therapy Treatment ongoing As presented at ASCO GI 2024

27 Duration of clinical benefit Tumor sidedness subgroup As presented at ASCO GI 2024

Progression-free survival 28 Median PFS: 6.3 months 6-month PFS rate: 55.2% • Heterogeneous population included many unfavorable subgroups • 9 patients remain on therapy at a minimum of 8.5 months on therapy As presented at ASCO GI 2024

PFS still maturing with 6 patients continuing on therapy Rectal/rectosigmoid cancer subgroup 29 Preliminary median PFS: 9.4 months 6-month PFS rate: 57.1% As presented at ASCO GI 2024

Baseline circulating DKK1 from rectal cancer patients demonstrates higher expression in partial responders (n=6) as compared to stable disease or progressive disease patients (n=7). DKK1 plasma levels were analyzed using the SomaScan platform (SomaLogic; Boulder, CO). Data shown as median plasma values. #, P < 0.05 (Mann-Whitney test). # Higher baseline plasma DKK1 correlates with improved responses in rectal/rectosigmoid cancers 30 As presented at ASCO GI 2024

DKN-01 Endometrial cancer development

Status Total CR PR SD PD NE ORR DCR DKK1-high (≥18)* n=8 1 1 3 3 0 25% 63% DKK1-low (<18) n=15 0 0 1 11 3 0% 7% Unknown n=6 0 0 5 1 0 0% 83% DKN-01 monotherapy - overall response by DKK1 tumoral expression 32 CR PR SD SD PD PD PD PD PD PD PD PD PD PD PD PD PD SD SD SD — PD — PD SD SD SD SD — *H-score ≥ 18, upper tertile of overall study population DKK1-high tumors have better ORR (25% vs. 0%) and clinical benefit (63% vs. 7%) Patients with unknown DKK1 expression include 3 patients with durable SD and Wnt activating mutations Overall response by DKK1 tumoral expression 100 0 -100 200 Best % change from baseline in tumor size Subject PD - progressive disease SD - stable disease PR - partial response CR - complete response Durable clinical benefit in DKK1-high tumors 222011 218010 207004 205004 206008 217005 208004 217003 206010 222012 222014 213002 201009 202001 218009 204011 213003 222013 201010 204008 207003 217002 218007 222010 201002 222002 223002 222001 203008 DKK1-high patients have longer progression-free survival (4.3 vs. 1.8 months [HR 0.26; 95 CI: 0.09, 0.75]) 0 -100 0 200 600 Time since first dose (days) 100 % change from baseline in tumor size DKK1-high DKK1-low Unknown Response status: PD - progressive disease SD - stable disease PR - partial response CR - complete response 400 2L+ EEC DKN-01 monotherapy

Complete response in endometrial cancer patient on DKN-01 monotherapy 33 Maximum percent ecrease -100% -60% -20% -80% -40% 0% 37.5% 56% tumor reduction CR Treatment: DKN-01 monotherapy Patient: 60 yo female with recurrent endometrial cancer Prior treatment: radiation and chemotherapy poorly tolerated (neuropathy and thrombocytopenia) Baseline disease characteristics: MSI-H, TMB: 46.65 Genetics: ARID1A, PIK3CA; DKK1-high Enrolled in July 2018 months: 30 Monotherapy CR tumor reduction 8 10 14 20 2L+ EEC DKN-01 monotherapy

DKN-01 plus pembrolizumab endometrial cancer study 34 * Move to Stage II based on ORR in Stage I 2-3L EEC DKN-01 + pembrolizumab Key eligibility criteria: • > 18 years of age • Pathology-confirmed advanced or recurrent endometrial carcinoma • Non-endometrioid histologies included with a Wnt activating mutation • No more than 2 prior chemotherapy regimens • No prior PD-1 or PD-L1 therapy • No known dMMR or MSI-H tumors Primary objective: Objective response rate (ORR) Secondary objectives: Clinical benefit, PFS, OS, DOR Open-label, phase 2 trial, Bayesian optimal phase II design, Investigator-initiated study with pembrolizumab supplied by Merck. Pembrolizumab 200mg IV Day 1 DKN-01 300mg IV Day 1 and 15 Cycle 21 days Pembrolizumab 200mg IV Day 1 DKN-01 300mg IV Day 1 and 15 Cycle 21 days DKK1-high DKK1-low N=15 N=15 N=15 N=15 Stage I Stage II* Stage II* Stage I

FL-301 (NBL-015) FL-302 (NBL-016) Anti-Claudin18.2 antibodies

The role of Claudin18.2 36 Normal epithelial cells • Regulates barrier properties and contributes to cell-to-cell adhesion. • Expression very limited in normal tissue. • Typically buried in the tight junction complex of gastric mucosal cells. Cancer cells • In cancer, cells lose their polarity and structure. • CLDN18.2 is overexpressed. • CLDN18.2 may be exposed and accessible as a target for cancer therapy. CLDN18.2 CLDN18.2 Membrane Normal epithelial cell Normal epithelial cell Cancer cell Cancer cell 30-40% of gastric cancer patients have high Claudin18.2 expression

FL-301 (NBL-015) is a potential best-in-class anti-Claudin18.2 antibody with enhanced tumor killing efficacy 37 FL-301 CLDN18.2 Efficacy could extend to patients with lower CLDN18.2 expression that other currently used anti-CLDN18.2 antibodies. Engineered Fc High affinity Fab Higher affinity Fully human Anti-CLDN18.2 antibody mechanism CLDN18.2 Antibody Cancer cell Cancer cell Better cell killing CDC ADCP C3 C5 MAC Cancer ADCC cell

FL-302 (NBL-016) Claudin18.2-CD137 bispecific antibody program 38 FL-302 CLDN18.2-CD137 0 30 3000 2000 1000 0 Tumor volume (mm3 ) Days post implantant Control Tumor free: 0% 5 mg/kg Tumor free: 67% Tetravalent construct СLDN18.2-CD137 High affinity to claudin18.2 СLDN18.2 CD137 CLDN18.2 dependent T cell activation and tumor killing due to 4-1BB 10 20 CD137 knock-in mice inoculated with CLDN18.2+ MC38 cells

FL-501 Anti-GDF15 monoclonal antibody

The role of GDF15 in cancer 40 Cancer cells GDF15 expression leads to a reduction in T cell infiltration and increase in Treg function. Cancer cell GDF15 GDF15 experessed by tumors is also able to drive cancer progression by promoting an immunosuppressive tumor microenvironment. Tumor

FL-501 mechanism of action Cancer cells Inhibition of GDF15 by FL-501 may promote immune stimulation in a broad range of cancers. T T reg FL Tumor -501 is designed to block the immune inhibitory activity of GDF15. Cancer cell FL-501 GDF15

CORPORATE

Management team 43 Christine Granfield Vice president, head of regulatory affairs and quality Cyndi Sirard, MD Chief medical officer Jason Baum, PhD Chief scientific officer Walter Newman, PhD Senior research fellow Douglas Onsi President & chief executive officer Mark O’Mahony Chief manufacturing officer Christopher Mirabelli, PhD Chairman of the board Gus Lawlor Chief operating officer

DKN-01 clinical milestones 44 Indication: Treatment: tislelizumab + chemotherapy bevacizumab + chemotherapy pembrolizumab Gastric cancer 1L Colorectal cancer 2L Endometrial cancer 2L Q4 2023 2024 Q1 Q2 Q3 Q4 ORR PFS Initial Data Part A PFS Part B LPI ORR Part C LPI DisTinGuish DeFianCe